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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 28, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                         1-12387                      76-0515284
(State or other jurisdiction of     (Commission File Number)         (I.R.S. Employer of
  incorporation or organization)                                Incorporation Identification No.)

     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

          On March 1, 2007, Tenneco Inc. announced that Timothy R. Donovan, executive vice president, general counsel and a member of the board of directors, is leaving the company to pursue another opportunity. Mr. Donovan's resignation from the company's board of directors was effective February 28, 2007. His resignation as executive vice president and general counsel is effective March 16, 2007. Both internal and external candidates will be considered to fill the general counsel position.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description
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99.1                    Press release issued March 1, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TENNECO INC.

Date: March 1, 2007                            By:  /s/ Kenneth R. Trammell
                                                    ----------------------------
                                                    Kenneth R. Trammell
                                                    Executive Vice President and
                                                    Chief Financial Officer